Form N-SAR

Sub-Item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
Janus Aspen International Value Portfolio
Janus Aspen Small Cap Value Portfolio
Janus Aspen Risk-Managed Large Cap Growth Portfolio
Janus Aspen Risk-Managed Large Cap Core Portfolio
33-63212, 811-7736

Form of Amendment to Janus Aspen Series Investment Advisory Agreement - International Value Portfolio is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the
Amendment was signed by Kelley A. Howes and Bonnie M. Howe.

Form of Amendment to Janus Aspen Series Investment Advisory Agreement - Small Cap Value Portfolio is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the Amendment was signed by Kelley A. Howes and Bonnie M. Howe.

Form of Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Large Cap Growth Portfolio is incorporated herein by reference to
Exhibit 4(kk) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the Amendment was signed by Kelley A. Howes and Bonnie M. Howe.

Form of Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to
Exhibit 4(ll) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the Amendment was signed by Kelley A. Howes and Bonnie M. Howe.

Form of Amendment to Sub-Advisory Agreement for Small Cap Value Portfolio of Janus Aspen Series is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the Amendment was signed by Kelley A. Howes and Craig D. Pollock.

Form of Amendment to Sub-Advisory Agreement for Risk-Managed Large Cap Growth Portfolio of Janus Aspen Series is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the
Amendment was signed by Kelley A. Howes and David E. Hurley.

Form of Amendment to Sub-Advisory Agreement for Risk-Managed Large Cap Core Portfolio of Janus Aspen Series is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 36 to Janus Aspen Series' registration statement on Form N-1A, filed on February 26, 2004, accession number 0001035704-04-000090 (File No. 33-63212). Since the filing thereof, the
Amendment was signed by Kelley A. Howes and David E. Hurley.